UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2007
Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, Texas 77040
(Address of principal executive offices, including zip code)

(713) 329-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 29, 2007, Luby's, Inc. (the "Company") entered into amendments to the Employment Agreements dated March 9, 2001 between the Company and each of Christopher J. Pappas and Harris J. Pappas (together, the "Executives") to extend the term of each agreement by one year to August 31, 2009.  The amendments to the Employment Agreements did not change the annual base salaries of the Executives and contain no other agreements as to compensation.  The amendments also will permit the Executives to solicit proxies in contested elections of directors and to make acquisition proposals in the event that a third party proposes an acquisition of the Company.

In conjunction with the amendments to the Employment Agreements, effective as of October 29, 2007, the Company entered into an amendment to the Purchase Agreement, dated as of March 9, 2001, as previously amended, between the Company and the Executives (the "Purchase Agreement").  The amendment to the Purchase Agreement increases the maximum number of shares of the Company's common stock that the Executives are permitted to beneficially own from 28% to 33% of the total outstanding shares.

In addition, effective as of October 29, 2007, the Company amended the Rights Agreement dated as of April 16, 1991, as previously amended, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), to increase the number of shares of common stock that the Executives are permitted to own without triggering a distribution of common stock purchase rights in accordance with the Rights Agreement.

These amendments were unanimously approved by the Company's Board of Directors and by the Company's Nominating and Corporate Governance Committee, which is comprised solely of independent directors.

The foregoing descriptions of the amendments to the Employment Agreements, the Purchase Agreement and the Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the amendments to the Employment Agreements, the Purchase Agreement and the Rights Agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above regarding the amendment to the Rights Agreement is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are filed herewith:

Exhibit No.                      Description

10.1	Amendment No. 1 dated as of October 29, 2007 to Employment Agreement dated as of March 9, 2001 between Luby's, Inc. and Christopher J. Pappas.

10.2	Amendment No. 1 dated as of October 29, 2007 to Employment Agreement dated as of March 9, 2001 between Luby's, Inc. and Harris J. Pappas.

10.3	Second Amendment dated as of October 29, 2007 to Purchase Agreement, dated March 9, 2001, by and between Luby's, Inc., Harris J. Pappas and Christopher J. Pappas.

10.4
Amendment No. 7 dated as of October 29, 2007 to Rights Agreement dated April 16, 1991, as amended, between Luby's, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Form 8-A/A filed with the Securities and Exchange Commission on October 30, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date:	October 30, 2007	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                           Description

10.1	Amendment No. 1 dated as of October 29, 2007 to Employment Agreement dated as of March 9, 2001 between Luby's, Inc. and Christopher J. Pappas.

10.2	Amendment No. 1 dated as of October 29, 2007 to Employment Agreement dated as of March 9, 2001 between Luby's, Inc. and Harris J. Pappas.

10.3	Second Amendment dated as of October 29, 2007 to Purchase Agreement, dated March 9, 2001, by and between Luby's, Inc., Harris J. Pappas and Christopher J. Pappas.

10.4
Amendment No. 7 dated as of October 29, 2007 to Rights Agreement dated April 16, 1991, as amended, between Luby's, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Form 8-A/A filed with the Securities and Exchange Commission on October 30, 2007).